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                                                                    EXHIBIT 10.6

[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND ARE DENOTED BY A DOUBLE ASTERISK (**). THE CONFIDENTIAL PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.]

                        AMENDMENT TO CERTIFIED COMPUTER
                            MANUFACTURING AGREEMENT

The Certified Computer Manufacturing Agreement (this "Agreement") between APPLE COMPUTER, INC., a California corporation having its principal place of business at 1 Infinite Loop, Cupertino, California 95014, U.S.A. ("Apple") and POWER COMPUTING CORPORATION, a Delaware corporation having its principal place of business at 2555 North Interstate 35, Suite 200, Round Rock, Texas 78664 and its Subsidiaries ("PCC"), dated May 1, 1996 is hereby amended, as of January 1, 1997, as follows:

Notwithstanding Section 3.2, PCC may resell Proprietary Components to other Mac OS Licensees provided it has obtained the prior written approval of Apple in each instance.

Exhibit A is amended to read as follows:

                                   EXHIBIT A

                                   ROYALTIES

               BOARD DESIGN                        ROYALTY*

                  **    **                         $   **

* PCC will pay Apple a royalty in this amount for each unit of a Certified Computer or Approved Board distributed by PCC, provided that no such royalty will be payable to Apple for any Certified Computer containing only one Approved Board for which PCC or a third party has previously paid Apple a royalty under a Certified Computer Manufacturing Agreement with Apple.

** PCC must demonstrate to Apple's reasonable satisfaction that ** systems containing processors with clock speeds in excess of ** will meet the Certification Requirements.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

APPLE:                                  PCC:
APPLE COMPUTER, INC.                    POWER COMPUTING CORP.

BY: /s/                                 BY:  /s/
    ------------------------------           ----------------------------------
PRINT NAME: Lamar Potts                 PRINT NAME:  Stephen S. Kahng
           -----------------------                 ----------------------------
TITLE: Vice President, Licensing        TITLE: President & CEO
       ---------------------------             --------------------------------


CONFIDENTIAL                                                            Page 4